PIONEER EUROPE FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                  CLASS A, CLASS B, CLASS C AND CLASS Y SHARES


                                  MARCH 1, 1999

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B and Class C shares prospectus and its Class Y shares prospectus, each dated March 1, 1999, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the fund's Class A, Class B and Class C shares prospectus from our website at: www.pioneerfunds.com. The fund's financial statements for the fiscal year ended October 31, 1998 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.


                                TABLE OF CONTENTS



1.       Fund History........................................................2
2.       Investment Policies, Risks and Restrictions.........................2
3.       Management of the Fund.............................................19
4.       Investment Adviser.................................................23
5.       Principal Underwriter and Distribution Plans.......................25
6.       Shareholder Servicing/Transfer Agent...............................29
7.       Custodian..........................................................30
8.       Independent Public Accountants   ..................................30
9.       Portfolio Transactions.............................................30
10.      Description of Shares..............................................31
11.      Sales Charges......................................................33
12.      Redeeming Shares...................................................36
13.      Telephone Transactions.............................................38
14.      Pricing of Shares..................................................39
15.      Tax Status.........................................................40
16.      Investment Results.................................................45
17.      Financial Statements...............................................47
18.      Appendix A - Annual Fee, Expense and Other Information.............48
 19.     Appendix B - Description of Short-Term Debt, Corporate Bond
          and Preferred Stock Ratings.......................................52
20.      Appendix C - Performance Statistics................................59
21.      Appendix D - Other Pioneer Information      .......................73

1.       FUND HISTORY

The fund is a diversified open-end management investment company. The fund was organized as a Massachusetts business trust on June 22, 1990.

2.       INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectuses present the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

PRIMARY INVESTMENTS

Under normal circumstances at least 80% of the total assets of the fund are invested in equity securities of European issuers, which consist of common stock and securities with common stock characteristics, such as preferred stock, warrants and debt securities convertible into common stock.

The fund may invest in the securities of companies domiciled in any European country, including but not limited to Austria, Belgium, Denmark, Finland, France, Germany, Italy, Ireland, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The fund may invest up to 10% of its total assets in securities of companies with principal executive offices located in Eastern European countries and which trade on recognized European exchanges.


The fund will not invest more than 5% of its total assets in convertible debt securities that are not rated investment grade at the time of purchase.

The fund may not engage in forward foreign currency transactions having an intrinsic value of more than 30% of the fund's net assets.


ILLIQUID SECURITIES

The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors Pioneer's application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes.


TEMPORARY INVESTMENTS

Temporary investments are short-term (less than 12 months to maturity) obligations, consisting of: (a) obligations issued or guaranteed by the U.S. government or the government of a European country or their respective agencies or instrumentalities; (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) corporate commercial papter and other short term commercial obligations, in each case rated or issued by companies with similar securities outastanding that are rated Prime-1 or Aa or better by moody's or A-1 or AA or better by Standard & poor's; and (d) obligations (including certficates of deposit, time deposits, demand deposits and banker's acceptances) of banks (located in the U.S. or in European countries) with securities outstanding that are rated Prime-1 or Aa or better by Moody's or A-1 or AA or better by Standard & Poor's.


The fund may, for temporary defensive purposes, invest up to 100% of its assets in Temporary Investments. The fund may assume a temporary defensive posture only when political and economic factors broadly affect one or more European equity markets to such an extent that Pioneer believes there to be extraordinary risks in being substantially fully invested.


DEBT SECURITIES SELECTION

In selecting fixed income securities for the fund, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given Pioneer's outlook for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on macroeconomic and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.


CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

DEBT SECURITIES RATING CRITERIA


Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other national statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other national statistical rating organizations.
See Appendix B for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable unrated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.


RISKS OF NON-U.S. INVESTMENTS

The fund invests primarily in securities of non-U.S. issuers which involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain foreign countries compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign nations, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

FOREIGN SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain foreign countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.


Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents, Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.


Economies in individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many foreign countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

The countries of Eastern Europe are generally considered to have emerging economies or securities markets. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed European countries.

Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. Because the fund, under normal circumstances, will invest a substantial portion of its assets in securities which are denominated or quoted in foreign currencies, the strength or weakness of the U.S. dollar against such currencies will affect the fund's investment performance. A decline in the value of any particular foreign currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund's holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the fund. Even if the fund attempts to hedge against the effects of adverse changes in foreign currency exchange rates, there will be significant limitations on the fund's ability to hedge effectively against the currency risks associated with its portfolio investments.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the fund values its assets daily in terms of U.S. dollars, the fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The fund may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain foreign countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

INVESTMENTS IN DEPOSITARY RECEIPTS. The fund may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments or other securities convertible into securities of eligible issuers. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent. For purposes of the fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of the foreign issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or foreign investment companies if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund will not invest in other investment companies for which Pioneer or any of its affiliates act as an investment adviser or distributor.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. The Board of Trustees reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example, when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as writing a call or put option, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated so that the value of the segregated assets satisfies the requirements of the 1940 Act.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets. See "Asset Segregation."


PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. See Appendix A for the fund's annual portfolio turnover rate.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The fund may enter into forward currency contracts having an intrinsic value of up to 30% of its net assets. The fund will not enter into speculative forward foreign currency contracts.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.


The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.


The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregated assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities. The fund may not invest more than 10% of its net assets in premiums on purchased options.


The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."


RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of foreign securities because currency movements impact the value of different securities in differing degree.

WARRANTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant expires worthless if it is not exercised on or prior to its expiration date. Although the fund does not have a formal percentage limitation on such investments, it is not expected that Pioneer will invest more than 5% of the fund's net assets in such securities.


PREFERRED SHARES

he fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.


LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to member firms of the New York Stock Exchange (the "Exchange") under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 30% of the value of the fund's total assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS.

The fund has adopted certain investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. The fund may not:

(1) Borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed);

(2) Purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

(3) Purchase securities for the purpose of controlling management of other companies;

(4) Invest in commodities or commodity contracts, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies;

(5) Invest in real estate or interests therein, except that the fund may invest in readily marketable securities, other than limited partnership interests, of companies that invest in real estate;

(6) Make loans, provided that the lending of portfolio securities and the purchase of debt securities pursuant to the fund's investment objective shall not be deemed loans for the purposes of this restriction;

(7) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities;

(8) Issue senior securities, except as permitted by restrictions numbers 1, 4 and 6 above, and, for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign currency exchange contracts and repurchase agreements entered into in accordance with the fund's investment policies, and the pledge, mortgage or hypothecation of the fund's assets within the meaning of restriction number 9 below are not deemed to be senior securities;

(9) Guarantee the securities of any other company, or mortgage, pledge, hypothecate, assign or otherwise encumber as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby; or

(10) Invest more than 5% of its total assets in convertible debt securities rated by a national ratings agency below investment grade.

In addition to the foregoing fundamental restrictions, at least 75% of the value of the fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other investment companies, and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuer.

It is the fundamental policy of the fund not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the SEC, the fund's investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. The fund's policy does not apply to investments in U.S. Government securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.

The following lists non-fundamental investment restrictions applicable to the fund. These non-fundamental restrictions may be changed by a vote of the Board of Trustees without shareholder approval.

The fund may not purchase securities "on margin" or effect "short sales" of securities.

In order to register its shares in certain jurisdictions, the fund has agreed to adopt certain additional investment restrictions which are not fundamental and which may be changed by a vote of the fund's Board of Trustees. Pursuant to these additional investment restrictions, the fund may not write (sell) uncovered calls or puts or any combination thereof. The fund does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The fund will not purchase securities while any borrowings are outstanding.

3.   MANAGEMENT OF THE FUND

The fund's Board of Trustees provides broad supervision over the affairs of the fund. The officers of the fund are responsible for the fund's operations. The Trustees and executive officers of the fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE,
DOB: JUNE 1926
President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneer and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC"), Pioneer Real Estate Advisors, Inc., Pioneer Forest, Inc., Pioneer Explorer, Inc., Pioneer Management (Ireland) Ltd. ("PMIL") and Closed Joint Stock Company "Forest-Starma"; President and Director of Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH, Pioneer First Polish Investment Fund Joint Stock Company, S.A. and Pioneer Czech Investment Company, A.S.; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Euro Reserve Fund Plc, Pioneer European Equity Fund Plc, Pioneer Emerging Europe Fund Plc, Pioneer US Real Estate Fund Plc and Pioneer U.S. Growth Fund Plc (collectively, the "Irish Funds"); and Partner, Hale and Dorr LLP (counsel to PGI and the fund).

MARY K. BUSH, TRUSTEE, DOB: APRIL 1948
4201 CATHEDRAL AVENUE, NW, WASHINGTON, DC 20016
President, Bush & Co. (international financial advisory firm); Director and/or Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc. (not-for-profit educational organization), Small Enterprise Assistance Fund, Wilberforce University and Texaco, Inc.; Advisory Board Member, Washington Mutual Investors Fund (registered investment company); and Trustee of all the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

RICHARD H. EGDAHL, M.D., TRUSTEE, DOB: DECEMBER 1926
BOSTON UNIVERSITY HEALTH POLICY INSTITUTE, 53 BAY STATE ROAD, BOSTON, MA 02215 Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute, Boston University Program for Health Care Entrepreneurship, CORE (management of workers' compensation and disability costs - Nasdaq National Market), and WellSpace (provider of complementary health care); Trustee, Boston Medical Center; Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, TRUSTEE, DOB: MAY 1947
THE KEEP, P.O. BOX 110, LITTLE DEER ISLE, ME 04650
Founding Director, The Winthrop Group, Inc. (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology and Associate Dean, Boston University School of Management, from 1989 to 1993; and Trustee of all the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, TRUSTEE, DOB: JULY 1917
6363 WATERWAY DRIVE, FALLS CHURCH, VA 22044
Professor Emeritus, George Washington University; Director, American Productivity and Quality Center; Adjunct Scholar, American Enterprise Institute; Economic Consultant; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, TRUSTEE, DOB: MAY 1948
ONE BOSTON PLACE, SUITE 2635, BOSTON, MA 02108
President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT, DOB: FEBRUARY 1944 Executive Vice President and a Director of PGI; President and a Director of Pioneer; Director of PFD, PCC, PIntl, First Russia, Omega, Pioneer SBIC Corporation ("Pioneer SBIC"), PMIL and the Irish Funds; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, TRUSTEE, DOB: SEPTEMBER 1928
125 BROAD STREET, NEW YORK, NY 10004
Of Counsel, Sullivan & Cromwell (law firm); Director, Kleinwort Benson Australian Income Fund, Inc. since May 1997 and The Swiss Helvetia Fund, Inc. since 1995 (mutual funds), AMVESCAP PLC (investment managers) since 1997 and American Insurance Holdings, Inc; Trustee, The Winthrop Focus Funds (mutual funds); and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, TRUSTEE, DOB: JUNE 1936
ONE NORTH ADGERS WHARF, CHARLESTON, SC 29401
President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.



JOHN A. BOYNTON, TREASURER, DOB: JANUARY 1954
Executive Vice President, Treasurer and Chief Financial Officer of PGI; Treasurer of Pioneer, PFD and of all of the Pioneer mutual funds. Prior to joining PGI in November 1998, Mr. Boynton was a Senior Vice President of The Quaker Oats Company.



JOSEPH P. BARRI, SECRETARY, DOB: AUGUST 1946
Corporate Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

ERIC W. RECKARD, ASSISTANT TREASURER, DOB: JUNE 1956

Vice President-Corporate Finance of PGI since February 1999; Manager of Business Planning and Internal Audit of PGI since September 1996; Manager of Fund Accounting of Pioneer since May 1994; Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994; and Assistant Treasurer of all of the Pioneer mutual funds.


ROBERT P. NAULT, ASSISTANT SECRETARY, DOB: MARCH 1964
Senior Vice President, General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of Pioneer, certain other PGI subsidiaries and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and junior partner of Hale and Dorr LLP prior to 1995.

PATRICK SMITH, VICE PRESIDENT, DOB: MARCH 1962 Vice President of Pioneer and the fund since January 1994.

The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

All of the outstanding capital stock of PFD, Pioneer and PSC is owned, directly or indirectly, by PGI, a publicly owned Delaware corporation. Pioneer, the fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds and manages the investments of certain institutional accounts.

The table below lists all of the U.S.-registered Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

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                                     INVESTMENT ADVISER        PRINCIPAL
FUND NAME                                                      UNDERWRITER
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Pioneer International Growth Fund    Pioneer                   PFD
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Pioneer Europe Fund                  Pioneer                   PFD
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Pioneer World Equity Fund            Pioneer                   PFD
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Pioneer Emerging Markets Fund        Pioneer                   PFD
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Pioneer Indo-Asia Fund               Pioneer                   PFD
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Pioneer Capital Growth Fund          Pioneer                   PFD
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Pioneer Mid-Cap Fund                 Pioneer                   PFD
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Pioneer Growth Shares                Pioneer                   PFD
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Pioneer Small Company Fund           Pioneer                   PFD
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Pioneer Independence Fund            Pioneer                   Note 1
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Pioneer Micro-Cap Fund               Pioneer                   PFD
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Pioneer Gold Shares                  Pioneer                   PFD
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Pioneer Balanced Fund                Pioneer                   PFD
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Pioneer Equity-Income Fund           Pioneer                   PFD
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Pioneer Fund                         Pioneer                   PFD
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Pioneer II                           Pioneer                   PFD
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Pioneer Real Estate Shares           Pioneer                   PFD
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Pioneer Short-Term Income Trust      Pioneer                   PFD
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Pioneer America Income Trust         Pioneer                   PFD
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Pioneer Bond Fund                    Pioneer                   PFD
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Pioneer Intermediate Tax-Free Fund   Pioneer                   PFD
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Pioneer Tax-Free Income Fund         Pioneer                   PFD
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Pioneer Cash Reserves Fund           Pioneer                   PFD
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Pioneer Interest Shares              Pioneer                   Note 2
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Pioneer Variable Contracts Trust     Pioneer                   Note 3
------------------------------------ ------------------------- ----------------

Note 1 This fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by PFD.

Note 2 This fund is a closed-end fund.

Note 3 This is a series of 12 separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

SHARE OWNERSHIP

See Appendix A for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The fund compensates each Trustee who is not affiliated with PGI, Pioneer, PFD or PSC with a base fee, a variable fee calculated on the basis of average net assets of the fund, per meeting fees, and annual committee participation fees for each committee member or chairperson that are based on percentages of his or her aggregate annual fee. See the fee table in Appendix A.

SALES LOADS. Current and former Trustees and officers of the fund and other qualifying persons may purchase the fund's Class A shares without an initial sales charge.


4.   INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is a wholly owned subsidiary of PGI. PGI is engaged in the financial services business in the U.S. and other countries. Certain Trustees or officers of the fund are also directors and/or officers of PGI and its subsidiaries (see management biographies above).

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space relating to its services for the fund, with the exception of the following, which are paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of prospectuses and statements of additional information for filing with the SEC;
(g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

ADVISORY FEE. As compensation for its management services and expenses incurred, Pioneer is entitled to a management fee from the fund at the rate of 1.00% per annum of the fund's average daily net assets up to $300 million, 0.85% of the next $200 million and 0.75% of any excess over $500 million. The fee is computed and accrued daily and paid monthly.

See the table in Appendix A for management fees paid to PMC during recently completed fiscal years.

ADMINISTRATION AGREEMENT. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services.

POTENTIAL CONFLICT OF INTEREST. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and private accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another fund or account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS. In an effort to avoid conflicts of interest with the fund, the fund and Pioneer have adopted a code of ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the fund and its shareholders in making personal securities transactions.

5.   PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PGI.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain foreign countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Class A Share Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables in Appendix A for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities. DISTRIBUTION PLANS

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Class Y shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

CLASS A PLAN. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank is prohibited from acting in any capacity or providing any of the described services, management will consider what action, if any, would be appropriate. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See Appendix A for the amount, if any, of carryover of distribution expenses as of the end of the most recent [CALENDAR] year.

CLASS B PLAN. Commissions on the sale of Class B shares equal to 3.75% of the amount invested are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. The Class B Plan provides that the fund shall pay PFD, as the fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. Commencing in the 13th month following the purchase of Class B shares, dealers will become eligible for additional annual service fees of up to 0.25% of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services with respect to Class B shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSCs") attributable to Class B shares. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

The Class B Plan and underwriting agreement were amended effective September 30, 1998 to permit PFD to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. PFD enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such amendments, the fund has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares (a) issued prior to the date of any termination or modification or (b) attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification or (c) issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification except:

     (i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency, in each case enacted, issued or promulgated after September 30, 1998;

     (ii) in connection with a Complete Termination (as defined in the Class B
Plan); or

     (iii) on a basis, determined by the Board of Trustees acting in good faith, so long as from and after the effective date of such modification or termination: neither the fund, the adviser nor certain affiliates pay, directly or indirectly, a fee to any person for the provision of personal and account maintenance services (as such terms are used in the Conduct Rules of the NASD) to the holders of Class B shares of the fund and the termination or modification of the distribution fee applies with equal effect to all Class B shares outstanding from time to time.

The Class B Plan also provides that PFD shall be deemed to have performed all services required to be performed in order to be entitled to receive the distribution fee, if any, payable with respect to Class B shares sold through PFD upon the settlement date of the sale of such Class B shares or in the case of Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter or issued as a dividend or distribution upon Class B shares, on the settlement date of the first sale on a commission basis of a Class B share from which such Class B share was derived.

In the amendments to the underwriting agreement, the fund agreed that subsequent to the issuance of a Class B share, it would not take any action to waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B shares, except (i) as provided in the fund's prospectus or statement of additional information in effect on September 30, 1998, or (ii) as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency enacted, issued or promulgated after September 30, 1998.

CLASS C PLAN. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

GENERAL

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See Appendix A for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC.

6.   SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PSC, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PSC receives an annual fee of $22.75 for each Class A, Class B, Class C and Class Y shareholder account from the fund as compensation for the services described above. PSC is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PSC.

7.   CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8.   INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, is the fund's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9.   PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in foreign equity securities are executed by broker-dealers in foreign countries in which commission rates are fixed and, therefore, are not negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

Pursuant to certain directed brokerage arrangements with third-party broker dealers, such broker-dealers may pay certain of the fund's custody expenses. The fund has also entered into expense offset arrangements resulting in further reduction in the fund's total expenses. See "Financial highlights" in the prospectus.

See the table in Appendix A for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

10.  DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued. The fund reserves the right to charge a fee for the issuance of Class A share certificates; certificates will not be issued for Class B, Class C or Class Y shares.

The fund's Agreement and Declaration of Trust, dated June 22, 1990 (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of only one series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares and Class Y shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.

As a Massachusetts business trust, the fund's operations are governed by the Declaration, a copy of which is on file with the office of the Secretary of State of The Commonwealth of Massachusetts. Theoretically, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the fund or any series of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees. Moreover, the Declaration provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund. The Declaration also provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the fund itself would be unable to meet its obligations. In light of the nature of the fund's business and the nature and amount of its assets, the possibility of the fund's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is remote.

The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

11.  SALES CHARGES

The fund continuously offers four classes of shares designated as Class A, Class B, Class C and Class Y shares as described in the prospectus.

CLASS A SHARE SALES CHARGES

You may buy Class A shares at the public offering price, including a sales charge, as follows:

--------------------------------------------- ----------------------------------------------------------------------
                                                   SALES CHARGE AS A % OF
--------------------------------------------- ----------------------------------------------------------------------
--------------------------------------------- ----------------------- ----------------------- ----------------------
                                                                      NET AMOUNT INVESTED     DEALER REALLOWANCE
AMOUNT OF PURCHASE                            OFFERING PRICE
--------------------------------------------- ----------------------- ----------------------- ----------------------
--------------------------------------------- ----------------------- ----------------------- ----------------------

--------------------------------------------- ----------------------- ----------------------- ----------------------
--------------------------------------------- ----------------------- ----------------------- ----------------------
Less than $50,000                               5.75                  6.10                    5.00
--------------------------------------------- ----------------------- ----------------------- ----------------------
--------------------------------------------- ----------------------- ----------------------- ----------------------
$50,000 but less than $100,000                4.50                    4.71                    4.00
--------------------------------------------- ----------------------- ----------------------- ----------------------
--------------------------------------------- ----------------------- ----------------------- ----------------------
$100,000 but less than $250,000               3.50                    3.63                    3.00
--------------------------------------------- ----------------------- ----------------------- ----------------------
--------------------------------------------- ----------------------- ----------------------- ----------------------
$250,000 but less than $500,000               2.50                    2.56                    2.00
--------------------------------------------- ----------------------- ----------------------- ----------------------
--------------------------------------------- ----------------------- ----------------------- ----------------------
$500,000 but less than $1,000,000             2.00                    2.04                    1.75
--------------------------------------------- ----------------------- ----------------------- ----------------------
--------------------------------------------- ----------------------- ----------------------- ----------------------
$1,000,000 or more                            0.00                    0.00                         see below
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The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in certain group plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million invested; and 0.25% on the excess over $50 million invested. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. [50%] of PFD's retention of any sales commission on sales of the fund's Class A shares through such dealer. From time to time, PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws.

LETTER OF INTENT ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

CLASS B SHARES

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

   -------------------------- --------------------------------------------------
   YEAR SINCE PURCHASE                    CDSC AS A % OF DOLLAR AMOUNT
                                                 SUBJECT TO CDSC
   -------------------------- --------------------------------------------------
   -------------------------- --------------------------------------------------
   First                                               4.0
   -------------------------- --------------------------------------------------
   -------------------------- --------------------------------------------------
   Second                                              4.9
   -------------------------- --------------------------------------------------
   -------------------------- --------------------------------------------------
   Third                                               3.0
   -------------------------- --------------------------------------------------
   -------------------------- --------------------------------------------------
   Fourth                                              3.0
   -------------------------- --------------------------------------------------
   -------------------------- --------------------------------------------------
   Fifth                                               2.0
   -------------------------- --------------------------------------------------
   -------------------------- --------------------------------------------------
   Sixth                                               1.0
   -------------------------- --------------------------------------------------
   -------------------------- --------------------------------------------------
   Seventh and thereafter                              0.0
   -------------------------- --------------------------------------------------

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares at the beginning of the calendar month (or the calendar quarter for purchases made prior to October 1, 1998) that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

CLASS C SHARES

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other class of fund shares.

For the purpose of determining the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the time of any purchase made prior to October 1, 1998, all payments during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

12.  REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP") (CLASS A, CLASS B AND CLASS C SHARES). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gains distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Class B accounts must meet the minimum initial investment requirement prior to establishing a SWP. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a signature guarantee must accompany your instructions.

Purchases of Class A shares of the fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may, therefore, be disadvantageous. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment. Withdrawals under the SWP are redemptions that may have tax consequences for you.

A SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PSC at 1-800-225-6292.

REINSTATEMENT PRIVILEGE (CLASS A SHARES). If you redeem all or part of your Class A shares of the fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the fund after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. For example, if a redemption resulted in a loss and an investment is made in shares of the fund within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. Subject to the provisions outlined in the prospectus, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case you must meet the minimum investment requirements for each fund you enter.

The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado or earthquake.

13.  TELEPHONE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone (Class Y shares may not be purchased by telephone). See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-888-294-4480 between 9:00 a.m. and 6:00 p.m.) Eastern time on weekdays. Computer-assisted transactions may be available to shareholders who have prerecorded certain bank information (see "FactFoneSM"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION.

To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PSC nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the fund by telephone to institute a purchase, exchange or redemption. You should communicate with the fund in writing if you are unable to reach the fund by telephone.

FACTFONESM. FactFoneSM is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFoneSM features for Class Y shareholders are not currently available through FactFoneSM. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call PSC for assistance.

      FactFoneSM allows shareholders to hear the following recorded fund information:

      o  net asset value prices for all Pioneer mutual funds;

      o  annualized 30-day yields on Pioneer's fixed income funds;

      o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

      o  dividends and capital gains distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFoneSM represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B, Class C and Class Y shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

14.  PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, Class C and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

15.  TAX STATUS

The fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code. If the fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to federal income tax. Under the Code, the fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.


The fund generally pays distributions of net long-term capital gains in November. The fund generally pays dividends from any incomein December. Distributions from net short-term capital gains, if any, may be paid with such dividends. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid federal income or excise tax.


In order to qualify as a regulated investment company under Subchapter M, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, income the fund earns from equity interests in certain entities that are not treated as corporations (e.g., are treated as partnerships or trusts) for U.S. tax purposes will generally have the same character for the fund as in the hands of such entities. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the fund. For federal income tax purposes, all dividends are taxable as described below whether a shareholder takes them in cash or reinvests them in additional shares of the fund. Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are taxable as ordinary income. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, are taxable to the fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the fund have been held. The federal income tax status of all distributions will be reported to shareholders annually. Any dividend declared by the fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future regulations, any such transactions that are not directly related to the fund's investments in stock or securities (or its options or futures contracts with respect to stock or securities) may need to be limited in order to enable the fund to satisfy 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

If the fund acquires any equity interest (under proposed regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The fund may invest to a limited extent in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations that are at risk of default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

If the fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

For federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Appendix A for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment in the fund or another mutual fund at net asset value pursuant to the reinvestment privilege, or (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinvestment or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain foreign currency forward contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by the fund. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and may accordingly produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of the fund's income and gains and losses and hence of its distributions to shareholders.

The fund's dividends and distributions will not qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund (not in excess of its actual tax liability), with the result that shareholders would be required to include such taxes in their gross incomes (in addition to dividends and distributions they actually received), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the fund makes the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund (not in excess of the tax actually owed by the fund) in computing their income subject to U.S. federal income taxation or, alternatively, use them as foreign tax credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above.

If the fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the fund does make the election, it will provide required tax information to shareholders. The fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Federal law requires that the fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes. The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, I.E. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

16.  INVESTMENT RESULTS

QUOTATIONS, COMPARISONS AND GENERAL INFORMATION

From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the fund may be illustrated and/or compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, total return of the fund's classes may be compared to averages or rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Morgan Stanely Capital International ("MSCI") Europe Index and the MSCI Europe Australasia, Far East ("EAFE") Index, unmanaged indexes of international stock markets; The Europe 13 Index, an unmanaged market weighted index of 13 European markets; any of the other country indexes or regional indexes prepared by MSCI; the S&P 500, an index of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange.

In addition, the performance of the classes of the fund may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, e.g., inflation or interest rates. The fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as BARRON'S, BUSINESS WEEK, CONSUMERS DIGEST, CONSUMER REPORTS, FINANCIAL WORLD, FORBES, FORTUNE, INVESTORS BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY MAGAZINE, NEW YORK TIMES, SMART MONEY, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WORTH, may also be cited (if the fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper Analytical Services, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the fund.

The fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the fund since inception.

In presenting investment results, the fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

One of the primary methods used to measure the performance of a class of the fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the fund, over any period up to the lifetime of that class of the fund. Total return calculations will usually assume the reinvestment of all dividends and capital gain distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values without percentages. Past performance cannot guarantee any particular future result.

The fund's average annual total return quotations for each of its classes as that information may appear in the fund's prospectuses, this statement of additional information or in advertising are calculated by standard methods prescribed by the SEC.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                      P(1+T)n = ERV

Where:

     P       =        a hypothetical initial payment of $1,000, less the
                      maximum sales load of $57.50 for Class A shares or the deduction of the CDSC for Class B and Class C shares at the end of the period; for Class Y shares, no sales load or CDSC applies

     T        =       average annual total return

     n        =       number of years

     ERV      =       ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of
                      the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class's mean account size.

See Appendix A for the annual total returns for each class of fund shares as of the most recently completed fiscal year.

17.  FINANCIAL STATEMENTS


The fund's audited financial statements for the fiscal year ended October 31, 1998 from the fund's annual report filed with the SEC on December 24, 1998 (Accession No. 0000866707-98-000015) are incorporated by reference into this statement of additional information. Those financial statements, including the financial highlights in the prospectuses, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements and are included in reliance upon the authority of Arthur Andersen LLP as experts in accounting and auditing in giving their report.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18.  APPENDIX A - ANNUAL FEE, EXPENSE AND OTHER INFORMATION

PORTFOLIO TURNOVER

The fund's annual portfolio turnover rate was 39% for the fiscal year ended October 31, 1998.

SHARE OWNERSHIP


As of January 29, 1999, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of January 29, 1999:

-------------------------------------------------- ----------------- ------------------------- ----------------
RECORD HOLDER                                      SHARE CLASS       NUMBER OF SHARES          % OF CLASS
-------------------------------------------------- ----------------- ------------------------- ----------------
-------------------------------------------------- ----------------- ------------------------- ----------------


Merrill Lynch, Pierce, Fenner &                    Class A           2,020,609                 17.23%
Smith Incorporated for the Sole
Benefit of its Customers
4800 Deer Lake Drive East, 2nd Floor

Jacksonville, FL  32246-6484
-------------------------------------------------- ----------------- ------------------------- ----------------
-------------------------------------------------- ----------------- ------------------------- ----------------


Merrill Lynch, Pierce, Fenner &                    Class B           562,074                   10.61%
Smith Incorporated for the Sole
Benefit of its Customers
4800 Deer Lake Drive East, 2nd Floor

Jacksonville, FL  32246-6484
-------------------------------------------------- ----------------- ------------------------- ----------------
-------------------------------------------------- ----------------- ------------------------- ----------------


Merrill Lynch, Pierce, Fenner &                    Class C           459,336                   28.78%
Smith Incorporated for the Sole
Benefit of its Customers
4800 Deer Lake Drive East, 2nd Floor

Jacksonville, FL  32246-6484
-------------------------------------------------- ----------------- ------------------------- ----------------
-------------------------------------------------- ----------------- ------------------------- ----------------


Wendel & Co. #057182                               Class Y           167,385                   61.66%
One Wall Street

New York, NY  10005-2500
-------------------------------------------------- ----------------- ------------------------- ----------------
-------------------------------------------------- ----------------- ------------------------- ----------------


US Trust Company of the                            Class Y           51,071                    18.81%
Pacific Northwest, Trustee
Pioneer Savings & Investment Plan

4380 S.W. Macadam Avenue, Suite 450
Portland, OR  97201-6407
-------------------------------------------------- ----------------- ------------------------- ----------------
-------------------------------------------------- ----------------- ------------------------- ----------------


US Trust Company of the                            Class Y           49,911                    18.38%
Pacific Northwest, Trustee
Pioneer Retirement Benefit Plan

4380 SW Macadam Avenue, Suite 450
Portland, OR  97201-6407


-------------------------------------------------- ----------------- ------------------------- ----------------

COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.
------------------------------------------ ---------------------- ------------------------ --------------------------
                                                                  PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
                                                                  BENEFITS ACCRUED AS      THE FUND AND OTHER
                                           AGGREGATE              PART OF FUND EXPENSES    PIONEER MUTUAL FUNDS**
                                           COMPENSATION FROM
NAME OF TRUSTEE                            FUND*
------------------------------------------ ---------------------- ------------------------ --------------------------
------------------------------------------ ---------------------- ------------------------ --------------------------

------------------------------------------ ---------------------- ------------------------ --------------------------
------------------------------------------ ---------------------- ------------------------ --------------------------

John F. Cogan, Jr.***                       $  583                 $0                       $ 18,750

------------------------------------------ ---------------------- ------------------------ --------------------------
------------------------------------------ ---------------------- ------------------------ --------------------------

Mary K. Bush                                    2,433               0                          77,125

------------------------------------------ ---------------------- ------------------------ --------------------------
------------------------------------------ ---------------------- ------------------------ --------------------------

Richard H. Egdahl, M.D.                       2,433                 0                          79,125

------------------------------------------ ---------------------- ------------------------ --------------------------
------------------------------------------ ---------------------- ------------------------ --------------------------

Margaret B.W. Graham                          2,505                 0                          81,750

------------------------------------------ ---------------------- ------------------------ --------------------------
------------------------------------------ ---------------------- ------------------------ --------------------------

John W. Kendrick                              2,087                 0                          65,900

------------------------------------------ ---------------------- ------------------------ --------------------------
------------------------------------------ ---------------------- ------------------------ --------------------------

Marguerite A. Piret                           2,843                 0                          98,750

------------------------------------------ ---------------------- ------------------------ --------------------------
------------------------------------------ ---------------------- ------------------------ --------------------------

David D. Tripple***                             583                 0                          18,750

------------------------------------------ ---------------------- ------------------------ --------------------------
------------------------------------------ ---------------------- ------------------------ --------------------------

Stephen K. West                               2,587                 0                          85,050

------------------------------------------ ---------------------- ------------------------ --------------------------
------------------------------------------ ---------------------- ------------------------ --------------------------

John Winthrop                                 2,679                 0                          85,875
                                                                    -                        --------

------------------------------------------ ---------------------- ------------------------ --------------------------
------------------------------------------ ---------------------- ------------------------ --------------------------

                                            $18,733                $0                       $611,075

------------------------------------------ ---------------------- ------------------------ --------------------------

       *      For the fiscal year ended October 31, 1998.
      **      For the calendar year ended December 31, 1998.
     ***      Under the management contract, Pioneer reimburses the fund for any
              Trustees fees paid by the fund.

APPROXIMATE MANAGEMENT FEES THE FUND PAID OR OWED PIONEER

--------------------------------------------------------------------------------
FOR THE FISCAL YEARS ENDED OCTOBER 31,
--------------------------------------------------------------------------------
------------------------------- ---------------------------- -------------------
1998                            1997                         1996
------------------------------- ---------------------------- -------------------
------------------------------- ---------------------------- -------------------

3,506,082                       $1,681,417                   $950,146*
------------------------------- ---------------------------- -------------------

*Prior to March 1, 1996, Pioneer had agreed not to impose a portion of its management fee to the extent required to limit the Class A shares' total expenses to 1.75% of the average daily net assets attributable to the Class A shares. The portion of the management fee attributable to Class B shares was waived only to the extent the management fee was waived for Class A shares. This agreement was voluntary and temporary and was terminated by Pioneer on February 28, 1996. The fund would have incurred management fees payable to Pioneer during 1996 of $1,009,461 had the fee reduction agreements described above not been in place.

CARRYOVER OF DISTRIBUTION EXPENSES

As of [December 31, 1998] there was no carryover of distribution expenses under the Class A Plan.

APPROXIMATE NET UNDERWRITING COMMISSIONS RETAINED BY PFD

--------------------------------------------------------------------------------
FOR THE FISCAL YEARS ENDED OCTOBER 31,
--------------------------------------------------------------------------------
------------------------------- ---------------------------- -------------------
1998                            1997                         1996
------------------------------- ---------------------------- -------------------
------------------------------- ---------------------------- -------------------

$365,000                        $71,000                      $60,000
------------------------------- ---------------------------- -------------------

APPROXIMATE COMMISSIONS REALLOWED TO DEALERS

--------------------------------------------------------------------------------
FOR THE FISCAL YEARS ENDED OCTOBER 31,
--------------------------------------------------------------------------------
------------------------------- ---------------------------- -------------------
1998                            1997                         1996
------------------------------- ---------------------------- -------------------
------------------------------- ---------------------------- -------------------

$2,526,000                      $687,000                     $399,000
------------------------------- ---------------------------- -------------------

FUND EXPENSES UNDER THE DISTRIBUTION PLANS

--------------------------------------------------------------------------------
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------
------------------------------- ---------------------------- -------------------
CLASS A PLAN                    CLASS B PLAN                 CLASS C PLAN
------------------------------- ---------------------------- -------------------
------------------------------- ---------------------------- -------------------

$639,637                        $870,504                     $204,848
------------------------------- ---------------------------- -------------------

CDSCS

During the fiscal year ended October 31, 1998, CDSCs in the amount of $202,834 were paid to PFD.

APPROXIMATE BROKERAGE AND UNDERWRITING COMMISSIONS (PORTFOLIO TRANSACTIONS)

--------------------------------------------------------------------------------
FOR THE FISCAL YEARS ENDED OCTOBER 31,
--------------------------------------------------------------------------------
------------------------------- ---------------------------- -------------------
1998                            1997                         1996
------------------------------- ---------------------------- -------------------
------------------------------- ---------------------------- -------------------

$1,396,000                      $336,000                     $315,000
------------------------------- ---------------------------- -------------------

See "Portfolio Transactions" directly above.
CAPITAL LOSS CARRYFORWARDS AS OF OCTOBER 31, 1998

AS OF THE END OF ITS MOST RECENT TAXABLE YEAR, THE FUND HAD NO CAPITAL LOSS CARRYFORWARDS.

AVERAGE ANNUAL TOTAL RETURNS (OCTOBER 31, 1998)

----------------- --------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (%)
----------------- --------------------------------------------------------------
----------------- ------------- -------------  --------------- ---------------
                                FIVE YEARS     SINCE           INCEPTION
CLASS OF SHARES   ONE YEAR                     INCEPTION       DATE
----------------- ------------- -------------  --------------- ---------------
----------------- ------------- -------------  --------------- ---------------

Class A Shares     7.94         16.83           13.60           4/2/91
Class B Shares     9.50         N/A             17.79           4/4/94
Class C Shares    13.70         N/A             20.00          1/31/96
Class Y Shares     N/A          N/A            -13.66           7/2/98
----------------- ------------- -------------  --------------- ---------------

19. APPENDIX B - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND RATINGS AND PREFERRED STOCK RATINGS1

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") PRIME RATING SYSTEM

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     Leading market positions in well-established industries. High rates of return on funds employed.
     Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

--------
1 The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

MOODY'S DEBT RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MOODY'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; Nature of and provisions of the obligation; Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments are jeopardized.

Plus (+) or Minus (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

STANDARD & POOR'S PREFERRED STOCK RATINGS

A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

Preferred stock ratings are based on the following considerations:

     Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation; Nature of, and provisions of, the issue; Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA: This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C: A preferred stock rated C is a nonpaying issue.

D: A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

20.  APPENDIX C - PERFORMANCE STATISTICS

                               PIONEER EUROPE FUND
                                 CLASS A SHARES
----------------- -------------- --------------- -------------- --------------- -------------- --------------
                  INITIAL                        SALES CHARGE   SHARES          NET ASSET      INITIAL NET
DATE              INVESTMENT     OFFERING PRICE  INCLUDED       PURCHASED       VALUE          ASSET VALUE
                                                                                PER SHARE
----------------- -------------- --------------- -------------- --------------- -------------- --------------
----------------- -------------- --------------- -------------- --------------- -------------- --------------

----------------- -------------- --------------- -------------- --------------- -------------- --------------
----------------- -------------- --------------- -------------- --------------- -------------- --------------
4/2/91            $10,000        $15.92          5.75%          628.141         $15.00         $9,425
----------------- -------------- --------------- -------------- --------------- -------------- --------------

                                 VALUE OF SHARES
                    (DIVIDENDS AND CAPITAL GAINS REINVESTED)
----------------------- --------------------- -------------------- --------------------- --------------------
                                               FROM CAPITAL GAINS        FROM DIVIDENDS
DATE                         FROM INVESTMENT           REINVESTED            REINVESTED          TOTAL VALUE
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------

----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
       12/31/91                $9,774                 $0                    $0                 $9,774
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
       12/31/92                $9,253                $113                  $84                 $9,450
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
       12/31/93               $11,237                $309                  $274                $11,820
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
       12/31/94               $10,986               $1,244                 $304                $12,534
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
       12/31/95               $12,431               $2,452                 $344                $15,227
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
       12/31/96               $14,604               $4,151                 $579                $19,334
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
       12/31/97               $16,752               $6,049                 $664                $23,465
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------

       12/31/98               $19,711               $7,774                 865                 $28,350

----------------------- --------------------- -------------------- --------------------- --------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. RETURN AND SHARE PRICE FLUCTUATE AND YOUR SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST.

                               PIONEER EUROPE FUND
                                 CLASS B SHARES
----------------- -------------- --------------- -------------- --------------- -------------- --------------
                  INITIAL                        SALES CHARGE   SHARES          NET ASSET      INITIAL NET
DATE              INVESTMENT     OFFERING PRICE  INCLUDED       PURCHASED       VALUE          ASSET VALUE
                                                                                PER SHARE
----------------- -------------- --------------- -------------- --------------- -------------- --------------
----------------- -------------- --------------- -------------- --------------- -------------- --------------

----------------- -------------- --------------- -------------- --------------- -------------- --------------
----------------- -------------- --------------- -------------- --------------- -------------- --------------
4/4/94            $10,000        $17.96          0.00%          556.793         $17.96         $10,000
----------------- -------------- --------------- -------------- --------------- -------------- --------------

                                 VALUE OF SHARES
                    (DIVIDENDS AND CAPITAL GAINS REINVESTED)
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
                                       FROM CAPITAL            FROM        CONTINGENT
                  FROM INVESTMENT  GAINS REINVESTED       DIVIDENDS    DEFERRED SALES     TOTAL VALUE
DATE                                                     REINVESTED            CHARGE                       CDSC (%)
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------

----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
    12/31/94          $9,661             $793             $38              $386           $10,106          4.00%
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
    12/31/95          $10,852           $1,772            $43              $400           $12,267          4.00%
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
    12/31/96          $12,684           $3,144            $123             $300           $15,651          3.00%
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
    12/31/97          $14,415           $4,657            $140             $300           $18,912          3.00%
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------

    12/31/98          $16,854           $5,999            $164             $200           $22,817          2.00

----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------

                                 CLASS C SHARES
----------------- -------------- --------------- -------------- --------------- -------------- --------------
                  INITIAL                        SALES CHARGE   SHARES          NET ASSET      INITIAL NET
DATE              INVESTMENT     OFFERING PRICE  INCLUDED       PURCHASED       VALUE          ASSET VALUE
                                                                                PER SHARE
----------------- -------------- --------------- -------------- --------------- -------------- --------------
----------------- -------------- --------------- -------------- --------------- -------------- --------------

----------------- -------------- --------------- -------------- --------------- -------------- --------------
----------------- -------------- --------------- -------------- --------------- -------------- --------------
1/31/96           $10,000        $19.92          0.00%          502.008         $19.92         $10,000
----------------- -------------- --------------- -------------- --------------- -------------- --------------

                                 VALUE OF SHARES
                    (DIVIDENDS AND CAPITAL GAINS REINVESTED)
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
                                       FROM CAPITAL            FROM        CONTINGENT
DATE              FROM INVESTMENT  GAINS REINVESTED       DIVIDENDS    DEFERRED SALES     TOTAL VALUE       CDSC (%)
                                                         REINVESTED            CHARGE
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------

----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
    12/31/96          $11,361            $828             $104             $100           $12,193          1.00%
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
    12/31/97          $12,926           $1,783            $119                 0          $14,828          0.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------

    12/31/98          $15,131           $2,516            $139              0             $17,786          0.00

----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------

                           PIONEER CAPITAL GROWTH FUND
                                 CLASS Y SHARES
--------------------------------------------------------------------------------------------------------
                                                                         NET ASSET
              INITIAL         OFFERING    SALES CHARGE     SHARES        VALUE PER      INITIAL NET
DATE          INVESTMENT      PRICE       INCLUDED         PURCHASED     SHARE          ASSET VALUE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

   7/2/98       $10,000.00      $34.63         0.00%          288.767        $34.63         $10,000

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      VALUE OF SHARES
                          (DIVIDENDS AND CAPITAL GAINS REINVESTED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                             FROM            FROM
                           FROM     CAPITAL GAINS       DIVIDENDS          TOTAL
DATE                 INVESTMENT        REINVESTED      REINVESTED          VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   12/31/98              $9,096              $216            $11$         $9,323

--------------------------------------------------------------------------------



Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

COMPARATIVE PERFORMANCE INDEX DESCRIPTIONS

The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the fund may refer to these indices or may present comparisons between the performance of the fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the fund, do not reflect past performance and do not guarantee future results.

S&P 500. This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

DOW JONES INDUSTRIAL AVERAGE. This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange (NYSE).

U.S. SMALL STOCK INDEX. This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION. The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES. The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH MICRO-CAP INDEX. The Merrill Lynch Micro-Cap Index represents the performance of 2,036 stocks ranging in market capitalization from $50 million to $220 million. Index returns are calculated monthly.

LONG-TERM U.S. GOVERNMENT BONDS. The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS. Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI")
These indices are in US dollar terms with gross dividends reinvested. MSCI All Country indices represent both the developed and the emerging markets for a particular region. These indices are unmanaged. The free indices exclude shares which are not readily purchased by non-local investors. MSCI's international indices are based on the share prices of approximately 1,700 companies listed on stock exchanges in the 22 countries that make up the MSCI World Index. MSCI's emerging market indices are comprised of approximately 1000 stocks from 26 countries.

Countries in the MSCI EAFE Index are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

Countries in the MSCI Emerging Markets Free Index are: Argentina, Brazil, Chile, China Free, Czech Republic, Colombia, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea (at 50%), Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan (at 50%), Thailand Free, Turkey and Venezuela.

MSCI All Country (AC) Asia Free ex Japan: This index is made up of the following 12 countries: China Free, Hong Kong, India, Indonesia Free, Korea @50%, Malaysia Free, Pakistan, Philippines Free, Singapore Free, Sri Lanka, Taiwan @50% and Thailand Free.

MSCI All Country (AC) Asia Pacific Free ex Japan: This index is made up of the following 14 countries: Australia, China Free, Hong Kong, India, Indonesia Free, Korea @50%, Malaysia Free, New Zealand, Pakistan, Philippines Free, Singapore Free, Sri Lanka, Taiwan @50% and Thailand Free.

6-MONTH CDS. Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS. Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W., Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30-DAY) TREASURY BILLS. For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS ("NAREIT") EQUITY REIT INDEX. All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and NASDAQ. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES. The Russell 3000(R) Index (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $2.8 billion. The Russell 2500TM Index measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $733.4 million, and the largest company in the index has an approximate market capitalization of $2.9 billion. The Russell 2000(R) Index measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.1 billion. The Russell 1000(R) Index (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $7.6 billion. The smallest company in the index has an approximate market capitalization of $1.1 billion. The Russell MidcapTM Index measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $8.0 billion.

The Russell indexes are reconstituted annually as of July 1, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX. The Wilshire Real Estate Securities Index is a market capitalization weighted index of 120 publicly traded real estate securities, such as REITs, real estate operating companies ("REOCs") and partnerships.

The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous. The companies in the index are 91.66% equity and hybrid REITs and 8.33% REOCs.

STANDARD & POOR'S MIDCAP 400 INDEX. The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

LIPPER BALANCED FUNDS INDEX. This index represents equally weighted performance, adjusted for capital gains distributions and income dividends, of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index. The index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors Service, in that order. All issues have at least one year to maturity with intermediate indices including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest.

BANK SAVINGS ACCOUNT. Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

SOURCES: Ibbotson Associates, Towers Data Systems, Lipper Analytical Services, Inc. and PGI

                                   PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                               DOW                                        S&P/          S&P/
                 S&P          JONES        U.S. SMALL                    BARRA          BARRA        MERRILL LYNCH
                 500        INDUSTRIAL        STOCK         U.S.          500            500           MICRO-CAP
                             AVERAGE          INDEX       INFLATION      GROWTH         VALUE            INDEX
----------------------------------------------------------------------------------------------------------------------
Dec 1925         N/A           N/A             N/A           N/A          N/A            N/A              N/A
Dec 1926        11.62          N/A            0.28          -1.49         N/A            N/A              N/A
Dec 1927        37.49          N/A            22.10         -2.08         N/A            N/A              N/A
Dec 1928        43.61         55.38           39.69         -0.97         N/A            N/A              N/A
Dec 1929        -8.42         -13.64         -51.36         0.20          N/A            N/A              N/A
Dec 1930        -24.90        -30.22         -38.15         -6.03         N/A            N/A              N/A
Dec 1931        -43.34        -49.03         -49.75         -9.52         N/A            N/A              N/A
Dec 1932        -8.19         -16.88          -5.39        -10.30         N/A            N/A              N/A
Dec 1933        53.99         73.71          142.87         0.51          N/A            N/A              N/A
Dec 1934        -1.44          8.07           24.22         2.03          N/A            N/A              N/A
Dec 1935        47.67         43.77           40.19         2.99          N/A            N/A              N/A
Dec 1936        33.92         30.23           64.80         1.21          N/A            N/A              N/A
Dec 1937        -35.03        -28.88         -58.01         3.10          N/A            N/A              N/A
Dec 1938        31.12         33.16           32.80         -2.78         N/A            N/A              N/A
Dec 1939        -0.41          1.31           0.35          -0.48         N/A            N/A              N/A
Dec 1940        -9.78         -7.96           -5.16         0.96          N/A            N/A              N/A
Dec 1941        -11.59        -9.88           -9.00         9.72          N/A            N/A              N/A
Dec 1942        20.34         14.13           44.51         9.29          N/A            N/A              N/A
Dec 1943        25.90         19.06           88.37         3.16          N/A            N/A              N/A
Dec 1944        19.75         17.19           53.72         2.11          N/A            N/A              N/A
Dec 1945        36.44         31.60           73.61         2.25          N/A            N/A              N/A
Dec 1946        -8.07         -4.40          -11.63         18.16         N/A            N/A              N/A
Dec 1947         5.71          7.61           0.92          9.01          N/A            N/A              N/A
Dec 1948         5.50          4.27           -2.11         2.71          N/A            N/A              N/A
Dec 1949        18.79         20.92           19.75         -1.80         N/A            N/A              N/A
Dec 1950        31.71         26.40           38.75         5.79          N/A            N/A              N/A
Dec 1951        24.02         21.77           7.80          5.87          N/A            N/A              N/A
Dec 1952        18.37         14.58           3.03          0.88          N/A            N/A              N/A
Dec 1953        -0.99          2.02           -6.49         0.62          N/A            N/A              N/A
Dec 1954        52.62         51.25           60.58         -0.50         N/A            N/A              N/A
Dec 1955        31.56         26.58           20.44         0.37          N/A            N/A              N/A
Dec 1956         6.56          7.10           4.28          2.86          N/A            N/A              N/A
Dec 1957        -10.78        -8.63          -14.57         3.02          N/A            N/A              N/A
Dec 1958        43.36         39.31           64.89         1.76          N/A            N/A              N/A
Dec 1959        11.96         20.21           16.40         1.50          N/A            N/A              N/A
Dec 1960         0.47         -6.14           -3.29         1.48          N/A            N/A              N/A
Dec 1961        26.89         22.60           32.09         0.67          N/A            N/A              N/A
Dec 1962        -8.73         -7.43          -11.90         1.22          N/A            N/A              N/A
Dec 1963        22.80         20.83           23.57         1.65          N/A            N/A              N/A

                                   PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                               DOW                                        S&P/          S&P/
                 S&P          JONES        U.S. SMALL                  BARRA 500        BARRA        MERRILL LYNCH
                 500        INDUSTRIAL        STOCK         U.S.         GROWTH          500           MICRO-CAP
                             AVERAGE          INDEX       INFLATION                     VALUE            INDEX
----------------------------------------------------------------------------------------------------------------------

Dec 1964        16.48         18.85           23.52         1.19          N/A            N/A              N/A
Dec 1965        12.45         14.39           41.75         1.92          N/A            N/A              N/A
Dec 1966        -10.06        -15.78          -7.01         3.35          N/A            N/A              N/A
Dec 1967        23.98         19.16           83.57         3.04          N/A            N/A              N/A
Dec 1968        11.06          7.93           35.97         4.72          N/A            N/A              N/A
Dec 1969        -8.50         -11.78         -25.05         6.11          N/A            N/A              N/A
Dec 1970         4.01          9.21          -17.43         5.49          N/A            N/A              N/A
Dec 1971        14.31          9.83           16.50         3.36          N/A            N/A              N/A
Dec 1972        18.98         18.48           4.43          3.41          N/A            N/A              N/A
Dec 1973        -14.66        -13.28         -30.90         8.80          N/A            N/A              N/A
Dec 1974        -26.47        -23.58         -19.95         12.20         N/A            N/A              N/A
Dec 1975        37.20         44.75           52.82         7.01         31.72          43.38             N/A
Dec 1976        23.84         22.82           57.38         4.81         13.84          34.93             N/A
Dec 1977        -7.18         -12.84          25.38         6.77         -11.82         -2.57             N/A
Dec 1978         6.56          2.79           23.46         9.03          6.78          6.16             27.76
Dec 1979        18.44         10.55           43.46         13.31        15.72          21.16            43.18
Dec 1980        32.42         22.17           39.88         12.40        39.40          23.59            32.32
Dec 1981        -4.91         -3.57           13.88         8.94         -9.81          0.02              9.18
Dec 1982        21.41         27.11           28.01         3.87         22.03          21.04            33.62
Dec 1983        22.51         25.97           39.67         3.80         16.24          28.89            42.44
Dec 1984         6.27          1.31           -6.67         3.95          2.33          10.52            -14.97
Dec 1985        32.16         33.55           24.66         3.77         33.31          29.68            22.89
Dec 1986        18.47         27.10           6.85          1.13         14.50          21.67             3.45
Dec 1987         5.23          5.48           -9.30         4.41          6.50          3.68             -13.84
Dec 1988        16.81         16.14           22.87         4.42         11.95          21.67            22.76
Dec 1989        31.49         32.19           10.18         4.65         36.40          26.13             8.06
Dec 1990        -3.17         -0.56          -21.56         6.11          0.20          -6.85            -29.55
Dec 1991        30.55         24.19           44.63         3.06         38.37          22.56            57.44
Dec 1992         7.67          7.41           23.35         2.90          5.07          10.53            36.62
Dec 1993         9.99         16.94           20.98         2.75          1.68          18.60            31.32
Dec 1994         1.31          5.06           3.11          2.67          3.13          -0.64             1.81
Dec 1995        37.43         36.84           34.46         2.54         38.13          36.99            30.70
Dec 1996        23.07         28.84           17.62         3.32         23.96          21.99            13.88
Dec 1997        33.36         24.88           22.78         1.70         36.52          29.98            24.61
Dec 1998        28.58         18.15           -7.31         1.80         42.16          14.67            -6.15


                                   PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                  LONG-       INTERMEDIATE-      MSCI                      LONG-
                  TERM          TERM U.S.        EAFE         6-         TERM U.S.          U.S.
               U.S. GOV'T      GOVERNMENT       (Net of      MONTH       CORPORATE         T-BILL
                  BONDS           BONDS         Taxes)        CDS          BONDS          (30-Day)
------------------------------------------------------------------------------------------------------
Dec 1925           N/A             N/A            N/A         N/A           N/A             N/A
Dec 1926          7.77            5.38            N/A         N/A           7.37            3.27
Dec 1927          8.93            4.52            N/A         N/A           7.44            3.12
Dec 1928          0.10            0.92            N/A         N/A           2.84            3.56
Dec 1929          3.42            6.01            N/A         N/A           3.27            4.75
Dec 1930          4.66            6.72            N/A         N/A           7.98            2.41
Dec 1931          -5.31           -2.32           N/A         N/A          -1.85            1.07
Dec 1932          16.84           8.81            N/A         N/A          10.82            0.96
Dec 1933          -0.07           1.83            N/A         N/A          10.38            0.30
Dec 1934          10.03           9.00            N/A         N/A          13.84            0.16
Dec 1935          4.98            7.01            N/A         N/A           9.61            0.17
Dec 1936          7.52            3.06            N/A         N/A           6.74            0.18
Dec 1937          0.23            1.56            N/A         N/A           2.75            0.31
Dec 1938          5.53            6.23            N/A         N/A           6.13           -0.02
Dec 1939          5.94            4.52            N/A         N/A           3.97            0.02
Dec 1940          6.09            2.96            N/A         N/A           3.39            0.00
Dec 1941          0.93            0.50            N/A         N/A           2.73            0.06
Dec 1942          3.22            1.94            N/A         N/A           2.60            0.27
Dec 1943          2.08            2.81            N/A         N/A           2.83            0.35
Dec 1944          2.81            1.80            N/A         N/A           4.73            0.33
Dec 1945          10.73           2.22            N/A         N/A           4.08            0.33
Dec 1946          -0.10           1.00            N/A         N/A           1.72            0.35
Dec 1947          -2.62           0.91            N/A         N/A          -2.34            0.50
Dec 1948          3.40            1.85            N/A         N/A           4.14            0.81
Dec 1949          6.45            2.32            N/A         N/A           3.31            1.10
Dec 1950          0.06            0.70            N/A         N/A           2.12            1.20
Dec 1951          -3.93           0.36            N/A         N/A          -2.69            1.49
Dec 1952          1.16            1.63            N/A         N/A           3.52            1.66
Dec 1953          3.64            3.23            N/A         N/A           3.41            1.82
Dec 1954          7.19            2.68            N/A         N/A           5.39            0.86
Dec 1955          -1.29           -0.65           N/A         N/A           0.48            1.57
Dec 1956          -5.59           -0.42           N/A         N/A          -6.81            2.46
Dec 1957          7.46            7.84            N/A         N/A           8.71            3.14
Dec 1958          -6.09           -1.29           N/A         N/A          -2.22            1.54
Dec 1959          -2.26           -0.39           N/A         N/A          -0.97            2.95
Dec 1960          13.78           11.76           N/A         N/A           9.07            2.66

                                   PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                  LONG-       INTERMEDIATE-      MSCI                      LONG-
                  TERM          TERM U.S.        EAFE         6-         TERM U.S.          U.S.
               U.S. GOV'T      GOVERNMENT       (Net of      MONTH       CORPORATE         T-BILL
                  BONDS           BONDS         Taxes)        CDS          BONDS          (30-Day)
------------------------------------------------------------------------------------------------------

Dec 1961          0.97            1.85            N/A         N/A           4.82            2.13
Dec 1962          6.89            5.56            N/A         N/A           7.95            2.73
Dec 1963          1.21            1.64            N/A         N/A           2.19            3.12
Dec 1964          3.51            4.04            N/A        4.18           4.77            3.54
Dec 1965          0.71            1.02            N/A        4.68          -0.46            3.93
Dec 1966          3.65            4.69            N/A        5.76           0.20            4.76
Dec 1967          -9.18           1.01            N/A        5.48          -4.95            4.21
Dec 1968          -0.26           4.54            N/A        6.44           2.57            5.21
Dec 1969          -5.07           -0.74           N/A        8.71          -8.09            6.58
Dec 1970          12.11           16.86         -11.66       7.06          18.37            6.52
Dec 1971          13.23           8.72           29.59       5.36          11.01            4.39
Dec 1972          5.69            5.16           36.35       5.38           7.26            3.84
Dec 1973          -1.11           4.61          -14.92       8.60           1.14            6.93
Dec 1974          4.35            5.69          -23.16       10.20         -3.06            8.00
Dec 1975          9.20            7.83           35.39       6.51          14.64            5.80
Dec 1976          16.75           12.87          2.54        5.22          18.65            5.08
Dec 1977          -0.69           1.41           18.06       6.12           1.71            5.12
Dec 1978          -1.18           3.49           32.62       10.21         -0.07            7.18
Dec 1979          -1.23           4.09           4.75        11.90         -4.18           10.38
Dec 1980          -3.95           3.91           22.58       12.33         -2.76           11.24
Dec 1981          1.86            9.45           -2.28       15.50         -1.24           14.71
Dec 1982          40.36           29.10          -1.86       12.18         42.56           10.54
Dec 1983          0.65            7.41           23.69       9.65           6.26            8.80
Dec 1984          15.48           14.02          7.38        10.65         16.86            9.85
Dec 1985          30.97           20.33          56.16       7.82          30.09            7.72
Dec 1986          24.53           15.14          69.44       6.30          19.85            6.16
Dec 1987          -2.71           2.90           24.63       6.58          -0.27            5.47
Dec 1988          9.67            6.10           28.27       8.15          10.70            6.35
Dec 1989          18.11           13.29          10.54       8.27          16.23            8.37
Dec 1990          6.18            9.73          -23.45       7.85           6.78            7.81
Dec 1991          19.30           15.46          12.13       4.95          19.89            5.60
Dec 1992          8.05            7.19          -12.17       3.27           9.39            3.51
Dec 1993          18.24           11.24          32.56       2.88          13.19            2.90
Dec 1994          -7.77           -5.14          7.78        5.40          -5.76            3.90
Dec 1995          31.67           16.80          11.21       5.21          27.20            5.60
Dec 1996          -0.93           2.10           6.05        5.21           1.40            5.21
Dec 1997          15.85           8.38           1.78        5.71          12.95            5.26
Dec 1998          13.06           10.21          20.00       5.34          10.76            4.86


                                   PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                 NAREIT                                                   LIPPER           MSCI
                 EQUITY       RUSSELL       WILSHIRE                     BALANCED        EMERGING           BANK
                  REIT         2000       REAL ESTATE        S&P           FUND          MARKETS          SAVINGS
                 INDEX         INDEX       SECURITIES        400           INDEX        FREE INDEX        ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
Dec 1925          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1926          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1927          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1928          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1929          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1930          N/A           N/A           N/A            N/A            N/A            N/A              5.30
Dec 1931          N/A           N/A           N/A            N/A            N/A            N/A              5.10
Dec 1932          N/A           N/A           N/A            N/A            N/A            N/A              4.10
Dec 1933          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1934          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1935          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1936          N/A           N/A           N/A            N/A            N/A            N/A              3.20
Dec 1937          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1938          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1939          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1940          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1941          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1942          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1943          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1944          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1945          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1946          N/A           N/A           N/A            N/A            N/A            N/A              2.20
Dec 1947          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1948          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1949          N/A           N/A           N/A            N/A            N/A            N/A              2.40
Dec 1950          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1951          N/A           N/A           N/A            N/A            N/A            N/A              2.60
Dec 1952          N/A           N/A           N/A            N/A            N/A            N/A              2.70
Dec 1953          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1954          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1955          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1956          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1957          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1958          N/A           N/A           N/A            N/A            N/A            N/A              3.38
Dec 1959          N/A           N/A           N/A            N/A            N/A            N/A              3.53
Dec 1960          N/A           N/A           N/A            N/A           5.77            N/A              3.86
Dec 1961          N/A           N/A           N/A            N/A           20.59           N/A              3.90

                                   PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                 NAREIT                                                   LIPPER           MSCI
                 EQUITY       RUSSELL       WILSHIRE                     BALANCED        EMERGING           BANK
                  REIT         2000       REAL ESTATE        S&P           FUND          MARKETS          SAVINGS
                 INDEX         INDEX       SECURITIES        400           INDEX        FREE INDEX        ACCOUNT
-----------------------------------------------------------------------------------------------------------------------

Dec 1962          N/A           N/A           N/A            N/A           -6.80           N/A              4.08
Dec 1963          N/A           N/A           N/A            N/A           13.10           N/A              4.17
Dec 1964          N/A           N/A           N/A            N/A           12.36           N/A              4.19
Dec 1965          N/A           N/A           N/A            N/A           9.80            N/A              4.23
Dec 1966          N/A           N/A           N/A            N/A           -5.86           N/A              4.45
Dec 1967          N/A           N/A           N/A            N/A           15.09           N/A              4.67
Dec 1968          N/A           N/A           N/A            N/A           13.97           N/A              4.68
Dec 1969          N/A           N/A           N/A            N/A           -9.01           N/A              4.80
Dec 1970          N/A           N/A           N/A            N/A           5.62            N/A              5.14
Dec 1971          N/A           N/A           N/A            N/A           13.90           N/A              5.30
Dec 1972          8.01          N/A           N/A            N/A           11.13           N/A              5.37
Dec 1973         -15.52         N/A           N/A            N/A          -12.24           N/A              5.51
Dec 1974         -21.40         N/A           N/A            N/A          -18.71           N/A              5.96
Dec 1975         19.30          N/A           N/A            N/A           27.10           N/A              6.21
Dec 1976         47.59          N/A           N/A            N/A           26.03           N/A              6.23
Dec 1977         22.42          N/A           N/A            N/A           -0.72           N/A              6.39
Dec 1978         10.34          N/A          13.04           N/A           4.80            N/A              6.56
Dec 1979         35.86         43.09         70.81           N/A           14.67           N/A              7.29
Dec 1980         24.37         38.58         22.08           N/A           19.70           N/A              8.78
Dec 1981          6.00         2.03           7.18           N/A           1.86            N/A             10.71
Dec 1982         21.60         24.95         24.47          22.68          30.63           N/A             11.19
Dec 1983         30.64         29.13         27.61          26.10          17.44           N/A              9.71
Dec 1984         20.93         -7.30         20.64           1.18          7.46            N/A              9.92
Dec 1985         19.10         31.05         22.20          35.58          29.83           N/A              9.02
Dec 1986         19.16         5.68          20.30          16.21          18.43           N/A              7.84
Dec 1987         -3.64         -8.77         -7.86          -2.03          4.13            N/A              6.92
Dec 1988         13.49         24.89         24.18          20.87          11.18          40.43             7.20
Dec 1989          8.84         16.24          2.37          35.54          19.70          64.96             7.91
Dec 1990         -15.35       -19.51         -33.46         -5.12          0.66           -10.55            7.80
Dec 1991         35.70         46.05         20.03          50.10          25.83          59.91             4.61
Dec 1992         14.59         18.41          7.36          11.91          7.46           11.40             2.89
Dec 1993         19.65         18.91         15.24          13.96          11.95          74.83             2.73
Dec 1994          3.17         -1.82          1.64          -3.57          -2.05          -7.32             4.96
Dec 1995         15.27         28.44         13.65          30.94          24.89          -5.21             5.24
Dec 1996         35.26         16.49         36.87          19.20          13.01           6.03             4.95
Dec 1997         20.29         22.36         19.80          32.26          20.30          -11.59            5.17
Dec 1998         -17.51        -2.55         -17.63         19.12          15.09          -25.34            4.63


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                        MSCI ALL COUNTRY
               MSCI ALL COUNTRY (AC)    (AC) ASIA PACIFIC      LEHMAN BROTHERS
                ASIA FREE EX JAPAN        FREE EX JAPAN     AGGREGATE BOND INDEX
--------------------------------------------------------------------------------
Dec 1925                N/A                    N/A                   N/A
Dec 1926                N/A                    N/A                   N/A
Dec 1927                N/A                    N/A                   N/A
Dec 1928                N/A                    N/A                   N/A
Dec 1929                N/A                    N/A                   N/A
Dec 1930                N/A                    N/A                   N/A
Dec 1931                N/A                    N/A                   N/A
Dec 1932                N/A                    N/A                   N/A
Dec 1933                N/A                    N/A                   N/A
Dec 1934                N/A                    N/A                   N/A
Dec 1935                N/A                    N/A                   N/A
Dec 1936                N/A                    N/A                   N/A
Dec 1937                N/A                    N/A                   N/A
Dec 1938                N/A                    N/A                   N/A
Dec 1939                N/A                    N/A                   N/A
Dec 1940                N/A                    N/A                   N/A
Dec 1941                N/A                    N/A                   N/A
Dec 1942                N/A                    N/A                   N/A
Dec 1943                N/A                    N/A                   N/A
Dec 1944                N/A                    N/A                   N/A
Dec 1945                N/A                    N/A                   N/A
Dec 1946                N/A                    N/A                   N/A
Dec 1947                N/A                    N/A                   N/A
Dec 1948                N/A                    N/A                   N/A
Dec 1949                N/A                    N/A                   N/A
Dec 1950                N/A                    N/A                   N/A
Dec 1951                N/A                    N/A                   N/A
Dec 1952                N/A                    N/A                   N/A
Dec 1953                N/A                    N/A                   N/A
Dec 1954                N/A                    N/A                   N/A
Dec 1955                N/A                    N/A                   N/A
Dec 1956                N/A                    N/A                   N/A
Dec 1957                N/A                    N/A                   N/A
Dec 1958                N/A                    N/A                   N/A
Dec 1959                N/A                    N/A                   N/A
Dec 1960                N/A                    N/A                   N/A
Dec 1961                N/A                    N/A                   N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                        MSCI ALL COUNTRY
               MSCI ALL COUNTRY (AC)    (AC) ASIA PACIFIC      LEHMAN BROTHERS
                ASIA FREE EX JAPAN        FREE EX JAPAN     AGGREGATE BOND INDEX
--------------------------------------------------------------------------------
Dec 1962                N/A                    N/A                   N/A
Dec 1963                N/A                    N/A                   N/A
Dec 1964                N/A                    N/A                   N/A
Dec 1965                N/A                    N/A                   N/A
Dec 1966                N/A                    N/A                   N/A
Dec 1967                N/A                    N/A                   N/A
Dec 1968                N/A                    N/A                   N/A
Dec 1969                N/A                    N/A                   N/A
Dec 1970                N/A                    N/A                   N/A
Dec 1971                N/A                    N/A                   N/A
Dec 1972                N/A                    N/A                   N/A
Dec 1973                N/A                    N/A                   N/A
Dec 1974                N/A                    N/A                   N/A
Dec 1975                N/A                    N/A                   N/A
Dec 1976                N/A                    N/A                  15.62
Dec 1977                N/A                    N/A                  3.05
Dec 1978                N/A                    N/A                  1.39
Dec 1979                N/A                    N/A                  1.94
Dec 1980                N/A                    N/A                  2.70
Dec 1981                N/A                    N/A                  6.23
Dec 1982                N/A                    N/A                  32.62
Dec 1983                N/A                    N/A                  8.37
Dec 1984                N/A                    N/A                  15.14
Dec 1985                N/A                    N/A                  22.11
Dec 1986                N/A                    N/A                  15.29
Dec 1987                N/A                    N/A                  2.75
Dec 1988               30.00                  30.45                 7.89
Dec 1989               32.13                  21.43                 14.53
Dec 1990               -6.54                 -11.86                 8.95
Dec 1991               30.98                  32.40                 16.00
Dec 1992               21.81                  9.88                  7.40
Dec 1993              103.39                  84.94                 9.75
Dec 1994              -16.94                 -12.59                 -2.92
Dec 1995               4.00                   10.00                 18.48
Dec 1996               10.05                  8.08                  3.61
Dec 1997              -40.31                 -34.20                 9.68
Dec 1998               -7.79                  -4.42                 8.67

Source: Lipper Analytical Services, Inc.

22.      APPENDIX D - OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the U.S.

As of June 30, 1998, Pioneer employed a professional investment staff of 75.

Total assets of all Pioneer mutual funds at December 31, 1998, were approximately $22 billion representing 1,363,446 shareholder accounts, 890,148 non-retirement accounts and 473,298 retirement accounts.